Exhibit A

JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Memorial Production Partners LP, a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of April 20, 2015.

MRD HOLDCO LLC

By:	/s/ Kyle N. Roane
Kyle N. Roane
Vice President, General Counsel & Corporate Secretary

NATURAL GAS PARTNERS VIII, L.P.

	By:	G.F.W. Energy VIII, L.P., its general partner

		By:	GFW VIII, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

NATURAL GAS PARTNERS IX, L.P.

	By:	G.F.W. Energy IX, L.P., its general partner

		By:	GFW IX, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

NGP IX OFFSHORE HOLDINGS, L.P.

	By:	G.F.W. Energy IX, L.P., its general partner

		By:	GFW IX, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

[Schedule 13D Joint Filing Agreement]

G.F.W. ENERGY VIII, L.P.

	By:	GFW VIII, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

GFW VIII, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

G.F.W. ENERGY IX, L.P.

	By:	GFW IX, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

GFW IX, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Authorized Member

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Kenneth A. Hersh
Kenneth A. Hersh
Chief Executive Officer

[Schedule 13D Joint Filing Agreement]

MEMORIAL PRODUCTION PARTNERS GP LLC

By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel and Corporate Secretary

[Schedule 13D Joint Filing Agreement]